SECURITY AND PLEDGE AGREEMENT

            This SECURITY AND PLEDGE AGREEMENT made as of February 28, 1997 between INTERFINANCE INV. CO. LTD. a Hong Kong corporation, having an address at Limmattalstr 10, CH-8954 Geroldswil (the "Pledgor") and COMTELCO INTERNATIONAL INC., a Delaware corporation, having an address at c/o Walter M. Epstein, 30 Rockefeller Plaza, 29th Floor, New York, New York, 10112 (the "Pledgee").

                              W I T N E S S E T H:

            WHEREAS, the Pledgor, on the date of execution of this Security and Pledge Agreement has issued a Promissory Note payable to the order of the Pledgee (the "Note;" capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note);

            WHEREAS, in connection with the execution of the Note the Pledgor has agreed to enter into this Security and Pledge Agreement to secure the indebtedness represented by the Note as provided herein;

            WHEREAS, the Pledgor is pledging the amount of shares of capital stock owned by the Pledgor set forth on Schedule A attached hereto and made a part hereof (the "Pledged Shares").

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to induce Pledgee to enter into the Subscription Agreement of even date herewith between the parties hereto (the "Subscription Agreement") and to accept the Note, the parties hereto agree as follows:

            SECTION 1. Pledge. As collateral security for the due and punctual payment of the Note, together with accrued interest thereon, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in (in each case, for the benefit of the Pledgee and any other holder of the Note), the following collateral (the "Pledged Collateral"):

                  (i) the Pledged Shares and the certificates representing the Pledged Shares; and

                  (ii) all cash, securities, dividends and other property and proceeds at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Pledgee, its successors and assigns, forever, subject, however, to the terms, covenants and conditions herein set forth.

            SECTION 2. Representations, Warranties and Agreements. The Pledgor hereby represents, warrants and agrees as follows:

                  (a) The Pledgor is the legal and equitable owner of the Pledged Shares free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than those created by this Security and Pledge Agreement and by the Subscription Agreement); the Pledgor has good and lawful authority to pledge, assign and deliver the Pledged Shares in the manner hereby done or contemplated; and no consent or approval of any governmental body or regulatory authority, or of any securities exchange, is or will be necessary to the validity of the rights created hereunder.

            SECTION 3. Registration in Nominee Name. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the certificates or instruments representing or evidencing the Pledged Collateral, which may be held (in the discretion of the Pledgee) in the name of the pledgor, endorsed or assigned in blank or in favor of the Pledgee, or in the name of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent


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

appointed by the Pledgee. In addition, the Pledgee shall at all times have the right to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Security and Pledge Agreement. All certificates representing the Pledged Collateral shall bear a legend indicating that the shares are subject to this Security and Pledge Agreement.

            SECTION 4. Voting Rights; Dividends, Etc. (a) So long as an Event of Default does not exist:

                  (i) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose.

                  (ii) The Pledgor shall be entitled to receive and retain any and all cash dividends payable on the Pledge Collateral.

                  (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subsection (i) above and/or to receive the dividends which it is authorized to receive and retain pursuant to subsection (ii) above.

            (b) If an Event of Default shall exist, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 4(a)(i) and/or to receive the dividends which it is authorized to receive and retain pursuant to Section 4(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends which the Pledgor would otherwise be authorized to retain pursuant to Section 4(a)(ii). Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as part of the Pledged Collateral and be applied in accordance with the provisions hereof.

            SECTION 5. Remedies With Respect to the Pledged Collateral Upon Default. Upon the occurrence and continuance of an Event of Default:

            (a) The Pledgee shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware (the "Code") in effect at such time. The Pledgee may sell any of the Pledged Collateral at any public or private sale for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Pledgee may deem commercially reasonable, and apply the proceeds realized thereby, after first deducting all costs and expenses of the Pledgee (including reasonable counsel fees) incurred in the realization of such proceeds, to the amounts due under the Note. The Pledgor agrees that, to the extent any notices shall be required by law with respect to the Pledgee's exercise of its rights and remedies as a secured creditor, ten days' prior written notice shall be sufficient for such purposes. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of any notice therefor having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor or by other means, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by the Code, the Pledgee may bid in for the Pledged Collateral at any public or private sale and apply in payment of such bid, all or any part of the Note.

            (b) The Pledgee shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such portion of the Pledged Collateral for their account for investment.

            (c) In view of the position of the Pledgee in relation to any securities or instruments now or hereafter included in the Pledged Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the Federal Securities Laws) with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands


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that compliance with the Federal Securities Laws may strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or any part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable laws, in the absence of an agreement to the contrary, the Pledgee may perhaps be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Note may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Pledgee is to have any such general duty and obligation to the Pledgor and the Pledgor will not attempt to hold the Pledgee responsible for selling all or any part of the Pledged Collateral at any particular price even if the Pledgee shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Pledgee were to place all or any part of the Pledged Collateral for its own account, or if the Pledgee placed all or any part of the Pledged Collateral privately with a purchaser or purchasers. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

            SECTION 6. Release and Termination. (a) Simultaneously with the whole or partial repayment of the Note, the Pledgee shall release and deliver to the Pledgor or to such person as the Pledgor shall designate in writing, in accordance with the provisions of this Agreement, the percentage of Pledged Shares then held hereunder determined by dividing the principal amount of the Note which is prepaid by the principal outstanding balance of the Note immediately prior to such prepayment. All amounts of Pledged Shares to be released in accordance with this Section 6(a) shall be rounded down to the nearest whole amount of Pledged Shares.

            (b) This Security and Pledge Agreement shall terminate when all indebtedness secured hereby and all obligations of the pledgor hereunder have been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be so reassigned and redelivered), without recourse upon or warranty by the Pledgee except for acts or omissions of Pledgee or anyone holding under Pledgee and a the expense of the Pledgor (for taxes and other expenses not caused by the Pledgee or anyone holding under Pledgee), to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been previously released pursuant to (a) above or sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with the appropriate instruments of reassignment and release.

            SECTION 7. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Pledgee may at any time reasonably request in connection with the administration or enforcement of this Security and Pledge Agreement or related to the Pledged Collateral or any part thereof or in order to better assure and confirm unto the Pledgee its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuer of the Pledged Collateral or any registrar or transfer agent or trustees for any of the pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of the Pledgee to effect any transfer pursuant to Section 3, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to such issuer or to any such registrar or transfer agent or trustees.

            SECTION 8. Binding Agreement; Assignment. This Security and Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Security and Pledge Agreement or any interest herein or in the Pledged Collateral, or any part hereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Security and Pledge Agreement.

            SECTION 9. Governing Law; Terms. This Security and Pledge Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Delaware without regard to conflict of law principles. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the State of Delaware are used herein as therein defined.


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

            SECTION 10. Notices. All notices, claims, requests, demands, deliveries and other communications hereunder shall be in writing and shall be given as set forth in the Note Purchase Agreement to the addresses set forth in the Note Purchase Agreement.

            SECTION 11. Miscellaneous. Neither this Security and Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Pledged Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Pledgee. Any consent or waiver given hereunder by Pledgee shall be binding upon its successors and assigns. Each successor or assign of the Pledgee agrees that the Pledgee is constituted such successor's or assign's agent for the purpose of executing any waivers or consents with respect to this Security and Pledge Agreement. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Security and Pledge Agreement.

            SECTION 12. Counterparts. This Security and Pledge Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Security and Pledge Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                          PLEDGOR:

                                          INTERFINANCE INV. CO. LTD.


                                          By: \s\ Ulrich Ernst
                                             -------------------------------
                                          Name: Ulrich Ernst
                                          Title: __________

                                          PLEDGEE:

                                          COMTELCO INTERNATIONAL INC.


                                          By: \s\ August Steiner
                                             -------------------------------
                                             Name: August Steiner
                                             Title: Chairman


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Schedule A

Name of Company         Certificate No.   Amount of Shares

ComTelco                _______________      2,000,000
 International Inc.


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

                                   STOCK POWER

FOR VALUE RECEIVED, INTERFINANCE INV. CO. LTD.

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFICATION NUMBER OF ASSIGNEE

                                           -------------------------------------

does hereby sell, assign and transfer unto -------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(________) Shares of the _____________ Capital Stock of ComTelco International Inc. standing in its name on the books of said Corporation represented by Certificate No. ____ herewith, and do hereby irrevocably constitute and appoint _______________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated ___________

                                    INTERFINANCE INV. CO. LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

Signature Guaranteed:



-------------------------------


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